SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
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Big Lots, Inc.
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(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/28/09.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

The Notice of Annual Meeting of Shareholders, Proxy Statement, Annual Report to Shareholders and Form of Proxy are available at www.proxyvote.com

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make your request as instructed below on or before 05/08/09 to facilitate timely delivery.

To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ATTN: GENERAL COUNSEL 300 PHILLIPI ROAD COLUMBUS, OH 43228
BIG LOTS, INC.
Vote In Person
Please check the proxy materials for requirements for Annual Meeting attendance. At the Annual Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 27, 2009. Have your notice in hand when you access the web site and follow the instructions.

Voting items

Notice is hereby given that the 2009 Annual Meeting of Shareholders of Big Lots, Inc. will be held at our corporate offices located at 300 Phillipi Road, Columbus, Ohio, on May 28, 2009, beginning at 9:00 a.m., EDT, for the following purposes:

1.	ELECTION OF DIRECTORS. The Board of Directors recommends a vote FOR each of the nominees named below.
	01) Jeffrey P. Berger 02) Steven S. Fishman 03) Peter J. Hayes 04) David T. Kollat 05) Brenda J. Lauderback	06) Philip E. Mallott 07) Russell Solt 08) James R. Tener 09) Dennis B. Tishkoff

2.

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2009. The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as Big Lots' independent registered public accounting firm for the 2009 fiscal year.

3.

SHAREHOLDER PROPOSAL REGARDING MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS. The Board of Directors recommends a vote AGAINST the shareholder proposal regarding majority voting in uncontested director elections.

If any other matter properly comes before the Annual Meeting, common shares represented by proxies will be voted in accordance with the recommendations of the Board of Directors on such matter.

Only shareholders of record at the close of business on the record date, March 30, 2009, are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

Directions to the location of the Annual Meeting are available in the Investor Relations section of our website located at: www.biglots.com